UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

GIGOPTIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Geng Road

Palo Alto, CA 94303

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 424-1937

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on November 10, 2009 (the “Form 8-K”), GigOptix, Inc, a Delaware corporation (“GigOptix”), completed an acquisition of ChipX, Inc. (“ChipX”), a leading high speed analog semiconductor manufacturer specializing in analog and mixed signal custom Application Specific Integrated Circuits (ASICs). The acquisition was consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and between GigOptix and ChipX, dated November 9, 2009. This Amendment No. 1 on Form 8-K/A amends and supplements the Form 8-K, to include the audited and unaudited historical financial statements of ChipX as required by Item 9.01(a) and the unaudited pro forma condensed combined financial data required by Item 9.01(b). The foregoing description of the transactions consummated pursuant to the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required audited consolidated financial statements of ChipX as of December 31, 2008 and for the years ended December 31, 2008 and 2007 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference. The required unaudited condensed interim consolidated financial statements of ChipX as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined financial data as of and for the nine months ended October 4, 2009 and for the year ended December 31, 2008 is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a Member of Ernst & Young Global.

99.1	Audited consolidated financial statements of ChipX, Inc. as of and for the years ended December 31, 2008 and 2007, and Report of Independent Auditors therein.

99.2	Unaudited condensed interim consolidated financial statements of ChipX, Inc. as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma condensed combined financial data as of and for the nine months ended October 4, 2009 and for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC. (Registrant)

Date: January 21, 2010	By:	/S/ AVI KATZ
Dr. Avi Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a Member of Ernst & Young Global.

99.1	Audited consolidated financial statements of ChipX, Inc. as of and for the years ended December 31, 2008 and 2007, and Report of Independent Auditors therein.

99.2	Unaudited condensed interim consolidated financial statements of ChipX, Inc. as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma condensed combined financial data as of and for the nine months ended October 4, 2009 and for the year ended December 31, 2008.

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